Sterne, Agee & Leach, Inc.
2005 Southeast Bank Symposium
Renaissance Ross Bridge Golf Resort and Spa
Birmingham, Alabama
November 7, 2005
Citizens South Banking Corporation
Citizens South Banking Corporation
Gastonia, North Carolina
Gastonia, North Carolina
Exhibit 99.1

This presentation contains forward looking statements with respect to the financial condition and operations of Citizens South Banking Corporation and its wholly-owned subsidiary, Citizens South Bank.
These forward looking statements involve risks and uncertainties.  Factors that may cause actual results to differ materially from those projected in the forward looking statements include, among others, the following possibilities: 1) general economic conditions are less favorable than expected; 2) changes in market interest rates reduce interest margins; 3)
risks in the loan portfolio, including prepayments, are greater than expected; 4) legislation or regulatory changes adversely affect the businesses in which the company is engaged and; 5) competitive pressures increase significantly.  For further information and other factors that may affect the accuracy of forward looking statements, please refer to reports that the company files from time to time with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s judgements only as of the date hereof.  The company undertakes no obligation to publicly revise these forward looking statements to reflect events and circumstances that may arise after the date hereof.
Forward Looking Statements

•
History of Citizens South Banking Corporation
•
At a Glance
•
Management Team and Market Area
•
Historical Financial Information
•
Business Strategy
•
Trinity Bank Acquisition
•
Why Own CSBC
Overview of Presentation

•
1904 - Chartered as a North Carolina Mutual Building and Loan
Association
•
1982 - Acquired Mutual Building and Savings
Association of Mount Holly, NC
•
1998 - Converted to a Mutual Holding Company
•
1998 - Listed on Nasdaq National Market Under the Current
Ticker Symbol “CSBC”
•
2001 - Acquired Innes Street Financial Corporation
•
2002 - Converted to a Stock Holding Company
•
2005 – Acquired Trinity Bank
History of Citizens South Banking Corporation

At a Glance
Citizens South Banking Corporation (CSBC)
Gastonia, NC
(dollars in thousands)
Proforma
Pre Citizens Post                Trinity
Acquisition Second Step Acquisition
12-31-98 12-31-02 06-30-05
•
Assets $ 220,918 $ 492,873 $ 700,128
•
Loans receivable $ 156,222 $ 299,906      $ 441,047
•
Deposits $ 148,992 $ 340,862      $ 501,664
•
Equity/Assets $   41,675 $   96,383 $   87,648
•
Shares Outstanding     4,496,500 9,062,727 8,544,764
•
Branches Four Nine Fourteen

Total Years Previous
Bank Exp. Experience
•
Kim S. Price 23 First National Bank &
President and CEO
Federal Home Loan Bank
•
Paul L. Teem, Jr. 22 Citizens South Bank
EVP and Chief Admin. Officer
•
V. Burton Brinson, Jr.
27 Wachovia
EVP – Group Pres. Rowan/Iredell
•
Daniel M.  Boyd, IV 20 First Gaston Bank &
EVP – Group Pres. Gaston
Wachovia
•
Gary F. Hoskins 18 Cherryville Federal &
EVP and CFO
Office of Thrift Sup.
•
Michael R. Maguire 25 First Union &
SVP and Chief Credit Officer
South Carolina Nat’l
•
J. Stephen Huffstetler 25 First Community Bank &
SVP – Group Pres. Financial Services
First Union
The Citizens South Management Team

Iredell County
Statesville
Mooresville
Rowan County
Salisbury
Rockwell
Cornelius
Mecklenburg County
Stanley
Gaston County
Dallas
Gastonia
Mount Holly
Belmont
77
85
Winston-Salem
Raleigh
Hickory
Asheville
NORTH CAROLINA
Stallings
Weddington
Union County
Monroe
Greenville
Columbia
SOUTH CAROLINA
Cities
Branch Offices
Future Office
New Acquisitions

CITIZENS SOUTH
BANKING CORPORATION

The Citizens South Market Area

Update on I-485
Construction
Opens
December
2007
Huntersville
Opens 2010
Oakdale
Rd.
Opens
December
2005
0 2
MILES
Charlotte
MECK.
CO.
Opens
August
2004
Weddington Rd.
interchange
Construction starts
summer 2007
STAFF MAP

CITIZENS SOUTH
BANKING CORPORATION

• I-485 opens – presenting new opportunities for Citizens South Bank Growth of Charlotte Area

Deposit Market Share – Gaston County
Source:  2005 Market Share Report published by the FDIC
9.59% $166,244 $1,899,057 $1,732,813 Total Deposits
NA $19,669 1.04% $19,669 0.00% $0 Alliance Bank and Trust 13
NA $25,947 1.37% $25,947 0.00% $0 Carolina Commerce Bank 12
13.83% $4,229 1.83% $34,811 1.61% $30,582 Fidelity Bank 11
-0.73% ($449) 3.22% $61,210 3.25% $61,659 Cherryville Federal S&LA 10
38.04% $18,537 3.54% $67,264 2.57% $48,727 First National Bank of Shelby 9
-3.74% ($2,750) 3.73% $70,767 3.87% $73,517 Belmont Federal S&LA 8
2.94% $2,433 4.49% $85,225 4.36% $82,792 RBC Centura Bank 7
7.70% $6,847 5.04% $95,788 4.68% $88,941 SunTrust Bank 6
4.48% $5,955 7.31% $138,736 6.99% $132,781 Bank of America 5
4.22% $7,033 9.14% $173,523 8.77% $166,490 First Gaston Bank 4
1.35% $2,521 9.93% $188,592 9.80% $186,071 Citizens South Bank 3
14.91% $54,841 22.25% $422,614 19.37% $367,773 Wachovia Bank / Southrust 2
4.34% $21,431 27.11% $514,911 25.99% $493,480 Branch Banking and Trust 1
Growth Growth Market % Deposits Market % Deposits Financial Institution
Percent of Amount of June 30, 2005 June 30, 2004

Deposit Market Share – Rowan County
Source:  2005 Market Share Report published by the FDIC
4.65% $55,923 100.00% $1,258,071 95.55% $1,202,148 Total Deposits - Rowan County
NA $102 0.01% $102 0.00% $0 Woodforest National Bank 12
NA $7,879 0.63% $7,879 0.00% $0 Bank of NC 11
4.16% $655 1.30% $16,393 1.25% $15,738 Fidelity Bank 10
-2.47% ($928) 2.92% $36,686 2.99% $37,614 First Charter Bank 9
24.68% $8,597 3.45% $43,427 2.77% $34,830 First Bank 8
13.12% $6,255 4.29% $53,940 3.79% $47,685 Bank of America 7
24.78% $12,189 4.88% $61,387 3.91% $49,198 Bank of the Carolinas 6
-10.98% ($12,878) 8.30% $104,393 9.32% $117,271 First National Bank & Trust 5
-5.92% ($6,967) 8.80% $110,721 9.35% $117,688 Citizens South Bank 4
-4.14% ($9,358) 17.22% $216,685 17.97% $226,043 SunTrust Bank 3
9.10% $23,150 22.07% $277,595 20.23% $254,445 Wachovia Bank / Southtrust 2
9.03% $27,227 26.14% $328,863 23.98% $301,636 Farmers & Merchants Bank 1
Growth Growth Market % Deposits Market % Deposits Financial Institution
Percent of Amount of June 30, 2005 June 30, 2004

Deposit Market Share – Iredell County
Source:  2005 Market Share Report published by the FDIC
11.33% $177,515 100.00% $1,744,130 89.82% $1,566,615 Total Deposits - Iredell County
NA $410 0.02% $410 0.00% $0 Woodforest National Bank 16
1084.25% $4,337 0.27% $4,737 0.02% $400 Mountain National Bank 15
NA $12,912 0.74% $12,912 0.00% $0 Fidelity Bank 14
1023.94% $13,301 0.84% $14,600 0.07% $1,299 First Trust Bank 13
0.73% $146 1.15% $20,047 1.14% $19,901 First Bank 12
3.25% $880 1.60% $27,954 1.55% $27,074 Southern Community Bank 11
61.23% $14,821 2.24% $39,027 1.39% $24,206 Catawba Valley Bank 10
19.41% $8,285 2.92% $50,962 2.45% $42,677 RBC Centura Bank 9
8.16% $5,708 4.34% $75,687 4.01% $69,979 Citizens South Bank 8
12.76% $10,156 5.14% $89,728 4.56% $79,572 First Citizens Bank and Trust 7
4.78% $4,457 5.60% $97,713 5.35% $93,256 Mooresville Savings Bank, SSB 6
9.76% $10,586 6.83% $119,049 6.22% $108,463 First Charter National Bank 5
10.28% $18,370 11.30% $197,030 10.24% $178,660 Yadkin Valley Bank & Trust 4
4.57% $12,632 16.56% $288,852 15.84% $276,220 Bank of America 3
2.66% $8,418 18.62% $324,831 18.14% $316,413 Branch Banking and Trust Co. 2
15.86% $52,096 21.82% $380,591 18.83% $328,495 Wachovia Bank  1
Growth Growth Market % Deposits Market % Deposits Financial Institution
Percent of Amount of June 30, 2005 June 30, 2004

Deposit Market Share – Union County
Source:  2005 Market Share Report published by the FDIC
15.69% $182,208 100.00% $1,343,386 86.44% $1,161,178 Total Deposits - Union County
45.55% $731 0.17% $2,336 0.12% $1,605 RBC Centura 12
15.43% $9,270 5.16% $69,343 4.47% $60,073 Bank of America 11
37.86% $25,574 6.93% $93,122 5.03% $67,548 Wachovia Bank 10
4.61% $4,962 8.37% $112,489 8.00% $107,527 First Citizens B&T 6
12.14% $13,993 9.62% $129,270 8.58% $115,277 Trinity Bank 5
-0.09% ($161) 12.83% $172,324 12.84% $172,485 First Charter National Bank 4
26.78% $43,866 15.46% $207,687 12.19% $163,821 American Community Bank 3
63.12% $85,167 16.38% $220,086 10.04% $134,919 SunTrust 2
-0.35% ($1,194) 25.07% $336,729 25.15% $337,923
Branch Banking and Trust Co.
1
Growth Growth Market % Deposits Market % Deposits Financial Institution
Percent of Amount of June 30, 2005 June 30, 2004

(in thousands)

CITIZENS SOUTH
BANKING CORPORATION

Total Assets Modest Growth Due to Changing Asset Mix $518,942 $508,961 $495,751 $492,873 $447,581 $400,000 $450,000 $500,000 $550,000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005

At September 30, 2005 At December 31, 2001 Consumer 18.9% Commercial 23.7% Residential 57.3% Changing Loan Portfolio Mix Residential 26.7% Commercial 55.0% Consumer 18.3%

Commercial Loan Portfolio $189,747 $164,218 $129,258 $100,262 $79,955 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005

Citizens South Banking Corporation (CSBC)
Gastonia, NC
At September 30, 2005
(dollars in thousands)
Real Estate C&I
Outstanding Balance $173,053 $ 16,694
Largest Relationship $   7,989 $   3,000
Largest Credit Exposure      $   5,464 $   3,000
Average Outstanding Balance     $ 236 $       50
Outstanding Loans 721 330
Commercial Loan Portfolio Mix

Nonperforming Assets to Total Assets History of Solid Asset Quality 0.42% 0.34% 0.14% 0.37% 0.59% 0.00% 0.25% 0.50% 0.75% 1.00% 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005

Time Deposits 69.8% Transaction Accounts 30.2% At September 30, 2005 At December 31, 2001 Changing Deposit Portfolio Mix Time Deposits 59.1% Transaction Accounts 40.9%

Net Interest Margin
(calculated as a percentage of average interest-earning assets)
3.26%
2.98%
2.94%
3.48%
2.69%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005

•
Fund majority of commercial and consumer loan growth
over the next 24 months from MBS cash flows and
maturing investments ($50 to $75 million)
•
Grow DDA’s and other non-time deposits
•
Balance sheet positioned to benefit from moderate rate
increases (positive gap)
•
1-4 mortgage loan prepayments have slowed with rising
rates facilitating improved loan growth
Continuing Margin Improvement Plan

One Year Cumulative Gap to Total Assets
Bank-like Interest Sensitivity
13.71%
7.52% 7.72%
11.95%
-8.70%
-30.00%
-25.00%
-20.00%
-15.00%
-10.00%
-5.00%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
12/31/2001 12/31/2002 12/31/2003 12/31/2004 6/30/2005

(in thousands)

Citizens South
Banking Corporation

Noninterest Operating Income Excludes gains on sale of assets $3,113 $4,149 $4,539 $3,878 $3,006 $0 $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9 mos ended 09/30/05

Quarterly Diluted Operating EPS
Excludes non-operating items
$0.14
$0.13
$0.12
$0.10
$0.11
$0.11 $0.11 $0.11
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
$0.11
$0.12
$0.13
$0.14
$0.15
Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05

Shares Outstanding Reduced share count by 20% 7,223,715 7,432,144 8,670,313 9,062,727 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 10,000,000 12/31/2002 12/31/2003 12/31/2004 9/30/2005

Proven Record of Leverage Capital to Assets Ratio 13.60% 14.20% 17.68% 19.56% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 12/31/2002 12/31/2003 12/31/2004 9/30/2005

I. Create a Bank-Like Organization A. Management / Culture B. Balance Sheet II. Develop Franchise A. De novo Branches B. Loan Production Offices C. Acquisitions Business Strategy

III. Leverage Capital A. Organic Growth B. Acquisitions IV. Manage Capital A. Share Repurchase Plan B. Attractive Dividend Business Strategy

Trinity Bank
Monroe, NC
As of September 30, 2005
(dollars in thousands)
•
Location
Union County – Charlotte Region
•
Branches
Three
•
Assets
$163,955
•
Loans
$114,745
•
Deposits
$133,758
•
Equity $  13,857
Trinity Bank Profile

Announcement Date – May 25, 2005
Aggregate Transaction Value $35.5 million
•
Implied Purchase Price $18.25/share
•
Consideration 50% Stock / 50% Cash
•
Price to Stated Book Value 254.8
•
Price to 2005e earnings 29.5x
•
Accretion to EPS 2006
•
Closing Date October 31, 2005
Trinity Bank Consideration

•
Creates Critical Mass in the Charlotte, NC Region
- Eighth Largest Deposit Franchise in Region
- Second Largest Community Bank Deposit Franchise in Region
•
Expedites Franchise Growth
•
Enhances Banklike Balance Sheet
•
Enhances Financial Performance
- Stronger EPS Accretion than Share Repurchases
•
Advances the Deployment of Capital from “Second-Step”
Trinity Bank Rationale

•
Management Team (Bankers Converting Thrift)
•
Thrift to Bank Balance Sheet Transformation
•
Thrift to Bank Cultural Transformation
•
Dynamic Market – Charlotte, NC Region
•
Proven Ability to Leverage Capital
•
Attractive Price
•
Margin Improvement Plan
Why Own CSBC

Total Return Performance
Total Return Performance
5,000
7,500
10,000
12,500
15,000
17,500
20,000
22,500
25,000
27,500
30,000
32,500
35,000
37,500
04/13/98 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 06/30/05
Citizens South Banking Corporation
Russell 2000
SNL Southeast Thrift Index
23,425 24,886 21,052 13,882 11,834 7,740 7,864 7,926 10,000 SNL Southeast Thrift Index
14,615 14,801 12,507 8,494 10,682 10,423 10,748 8,864 10,000 Russell 2000
31,127 34,654 33,225 23,843 16,120 11,517 11,648 13,094 10,000 Citizens South Banking Corporation
06/30/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98 04/13/98 Index
Period Ending
Source: SNL Financial

Citizens South Bank
519 South New Hope Road
P.O. Box 2249
Gastonia, NC 28053-2249
(704) 868-5200
www.citizenssouth.com
Kim S. Price
President and Chief Executive Officer
(704) 884-2260
kim.price@citizenssouth.com
Gary F. Hoskins
Chief Financial Officer
(704) 884-2263
gary.hoskins@citizenssouth.com
Contact Information

X X X X X X We thank you for your interest in “CSBC”